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                                                                   EXHIBIT 10.26
                            1992 STOCK OPTION PLAN
                                      OF
                      AMERICA'S FAVORITE CHICKEN COMPANY

     1. PURPOSE.
     ----------

          The purpose of this 1992 Stock Option Plan (the "Plan") is to secure for America's Favorite Chicken Company, a Minnesota corporation (the "Company"), and its shareholders the benefits arising from stock ownership by selected executive officers of the Company (the "Participants") who are expected to contribute to the Company's future growth and success, the identity of whom the Company's Board of Directors (the "Board of Directors") may from time to time determine. This Plan will provide a means whereby (i) such executive officers may purchase shares of the common stock, par value $0.01 per share of the Company (the "Common Stock") pursuant to nonqualified stock options not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (the "Options").

     2. ADMINISTRATION.
     -----------------

          2.1 This Plan shall be administrated by the Board of Directors (the "Board of Directors") or a committee thereof from time to time constituted, to whom administration of this Plan has been duly delegated (the "Committee"). Any action of the Board of Directors or the Committee with respect to administration of this Plan shall be taken by a majority vote or written consent of its members.

          2.2 Subject to the limitations and provisions of this Plan, the Board of Directors or the Committee shall have authority (i) to construe and interpret this Plan, (ii) to define the terms used herein, (iii) to prescribe, amend and rescind rules and regulations relating to this Plan, (iv) to determine, but only from the group of persons who are eligible as described in Section 4 hereof, the individuals to whom and the time or times at which Options shall be granted, the number of shares of Common Stock to be subject to each Option, the exercise price of each Option, the vesting schedule and number of installments, if any, in which each Option may be exercised, and the duration of each Option, (V) to approve and determine the duration of leaves of absence which may be granted to Participants without constituting a termination of their employment for the purposes of this Plan, and (vi) to make all other determinations necessary or advisable for the administration of this Plan. All determinations and interpretations made by the Board of Directors or the Committee shall be binding and conclusive on all Participants and their legal representatives and beneficiaries. Each grant of an Option shall be evidenced by a written agreement between the Company and the recipient of such Option and no such grant shall be valid unless and until so evidenced.
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       3. SHARES SUBJECT TO THIS PLAN.
       ------------------------------

          The shares of Common Stock to be issued under this Plan shall consist of shares of the Company's authorized but unissued Common Stock, and the aggregate number of such shares which may be issued upon exercise of all Options under this Plan shall not exceed 1,364,000 shares, subject to adjustment as provided in Section 12 hereof. If any Option granted under this Plan shall expire or terminate for any reason, without having been exercised in full, the unpurchased shares of Common Stock subject thereto shall be available for Options to be granted under this Plan. The Company agrees to have available at all times during the term of this Plan sufficient authorized and unissued shares of Common Stock to satisfy the obligations of the Company hereunder and under any option agreement entered into with respect hereto.

     4. ELIGIBILITY AND PARTICIPATION.
     --------------------------------

          4.1 The following executive officers of the Company (the "Officers") shall be eligible to receive Options: the Chairman of the Board of Directors, President and Chief Executive Officer; the Executive Vice President and Chief Operating Officer; the Executive Vice President and Chief Financial Officer; the Executive Vice President - Marketing; the Executive Vice President - Franchising; and such other executive officers as may be duly designated by a majority of the Board of Directors.

          4.2 All Options granted under this Plan shall be granted within five years from the Effective Date (as defined in Section 14 hereof).

     5. VESTING AND DURATION OF OPTIONS.
     -----------------------------------

          Vesting.
          --------

          5.1 The vesting schedule and number of installments in which each Option may be exercised shall be as determined by the Board of Directors or the Committee and specified in the option agreement governing the relevant Option.

           Duration.
           ---------

          5.2 Each Option and all rights associated therewith shall expire on such date as the Board of Directors or the Committee shall determine and shall specify in the option agreement governing the relevant Option, but in no event later than fifteen years from the date on which the Option is granted, and shall be subject to earlier expiration as provided herein.

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     6. PRICE AND EXERCISE OF OPTIONS.
     ---------------------------------

          6.1 The purchase price of each of the shares of Common Stock underlying each Option shall be determined by the Board of Directors, provided,
                                                                      --------
however, that the purchase price of shares underlying any outstanding Option is
-------
subject to adjustment pursuant to Section 12 hereof. Unless otherwise provided in the option agreement governing the relevant Option, the purchase price of a share of Common Stock upon exercise of an Option shall be paid in full at the time of such exercise (i) in cash or by certified or cashier's check payable to the order of the Company, (ii) by combination thereof, or (iii) in such other manner as the Board of Directors or the Committee may specify, as permitted by applicable law, in order to facilitate the exercise of Options by the holders thereof.

          6.2 No Option granted under this Plan shall be exercisable if such exercise would involve a violation of any applicable law or regulation (including without limitation, federal and state securities laws and regulations). Each Option shall be exercisable in such installments during the period prior to its expiration date as the Board of Directors or the Committee shall determine consistent with the provisions of Section 5.1 hereof; provided,
                                                                      --------
however, that unless otherwise determined by the Board of Directors or the
-------
Committee, if the Participant shall not in any given installment period purchase all of the shares of Common Stock which the Participant is entitled to purchase during such installment period, then such Participant's right to purchase any such shares shall continue until the expiration date or sooner termination of the Option. No option may be exercised for a fraction of a share.

     7. WITHHOLDING TAX.
     ------------------

          The Company shall have the right to require a Participant, and such Participant by accepting an Option granted under this Plan agrees, to pay the Company the amount of any taxes which the Company may be required to withhold with respect to the exercise or disposition of such Option and the Company shall not be obligated to issue certificates representing the shares of Common Stock to be acquired through the exercise of such Option if such Participant fails to provide the Company with adequate assurance that such Participant will pay such amounts to the Company as hereinabove required. Participants shall notify the Company in writing of any amounts included as income in Participants' federal income tax returns in connection with an Option.

     8. NONTRANSFERABILITY
     ---------------------

          An Option shall, by its terms, be nontransferable by the holder either voluntarily or by operation of law, other than by will or the laws of descent and distribution, provided, however,

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that designation of a beneficiary by the holder does not constitute a transfer.

     9. COMPLIANCE WITH SECURITIES LAWS.
     ----------------------------------

          At the discretion of the Board of Directors or the Committee, any option agreement governing an Option may provide that the Participant to whom an Option is granted, by accepting such Option, represents and agrees, for the Participant and the Participant's permitted transferees, that none of the shares of Common Stock acquired upon exercise of Option will be acquired with a view to any sale, transfer or distribution of such shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder, and may further require, as a condition precedent to the Company issuing certificates representing shares of Common Stock to be acquired through the exercise of an Option, that the person entitled to exercise the Option shall furnish evidence satisfactory to the Company (including written and signed representations) to that effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation by such person of the Securities Act and any applicable state securities laws.

     10. NO SPECIAL EMPLOYMENT RIGHTS/TERMINATION OF EMPLOYMENT.
     ----------------------------------------------------------

          10.1 In no event shall the granting of this Option or its acceptance by Participant give or be deemed to give Participant any rights to continue in the employment of the Company.

          10.2 If the holder of an Option ceases to be an employee of the Company, such Option may be exercised, to the extent exercisable on the date of such cessation, under the circumstances and during the time period or periods as specified in the option agreement governing such Option, and the Option shall terminate with respect to the underlying shares as to which the right to purchase had not vested as of the date of such cessation, provided that this
Section 10.2 shall not apply with respect to the Option or such portion thereof that becomes fully vested as a result of such cessation.

     11. PRIVILEGES OF STOCK OWNERSHIP.
     ---------------------------------

          Persons entitled to exercise any Option granted under this Plan shall have all of the rights or privileges of a shareholder of the Company in respect of any shares of Common Stock issuable upon exercise of such Option from and after the date of exercise of an Option. No shares shall be issued and delivered upon exercise of any Option unless and until, in the opinion of counsel for the Company, there shall have been full compliance with any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange or automated quotation system on which the Common Stock is then

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listed or quoted, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery. The Company agrees to take all actions reasonably necessary to comply with all such requirements.

          The Company agrees that shares of Common Stock issued upon the exercise of Options shall, at the time of delivery, be validly issued and outstanding, fully paid and nonassessable. The Company covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue, or similar taxes which may be payable in respect of the issue of the Option or of Shares upon the exercise thereof.

     12. ADJUSTMENTS.
     ---------------

          12.1 If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Options may be granted. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment to any of the outstanding Options shall be made without change to the aggregate purchase price applicable to the unexercised portion of such Option but with a corresponding adjustment in the purchase price for each share underlying such Option.

          12.2 For purposes of this Section 12.2, a "Change of Control" shall mean the dissolution or liquidation of the Company, or a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the owners of all of the outstanding shares of Common Stock immediately prior to such reorganization, merger or consolidation own in the aggregate less than 50% of the outstanding shares of Common Stock of the Company or any other entity into which the Company shall be merged or consolidated immediately following the consummation thereof, or the sale, transfer or other disposition of all or substantially all of the assets or more than 50% of the then outstanding shares of Common Stock of the Company. Upon the earlier of any such Change of Control or the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock of the Company (a "Majority Vote") approving a Change of Control: (i) each outstanding Option shall accelerate to become fully vested and immediately exercisable; and (ii) to the extent required by the terms of the transaction constituting a "Change of Control", each Option holder shall be obligated to exercise any outstanding Option, to the extent not previously exercised, and participate in the Change of Control on the same terms and conditions as other holders of the Common Stock or, if the Option holder does not so

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exercise his Option, such Option shall be cancelled as part of such Change of
Control.

          Within ten days after a Majority Vote approving the Change of Control, the Secretary of the Company shall deliver a written notice to each Option holder stating the result of the vote, setting forth the terms of the Change of Control and directing the Option holder to exercise the Option, to the extent required by the terms of the transaction constituting the Change of Control and not previously exercised, and (if required by its terms) participate in the Change of Control, provided, however that if the terms of the Change of Control
                   --------  -------
provide that the Change of Control shall be consummated in less than ten days after the date of the Majority Vote, then the Secretary of the Company shall provide adequate written notice to each Option holder in order that the Option holders may participate in the Change of Control at such time.

          12.3 Adjustments under this Section 12 shall be made by the Board of Directors or the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under this Plan on any such adjustment.

     13. AMENDMENT AND TERMINATION OF PLAN.
     -------------------------------------

          13.1 The Board of Directors may at any time suspend or terminate this Plan or amend or revise the terms of this Plan, provided that no such amendment or revision shall, except with the consent of each Participant, (i) decrease the benefits accruing to Participants under this Plan, or (ii) decrease the maximum number of shares of Common Stock which may be acquired pursuant to Options granted under this Plan, except as permitted under the provisions of Section 12 hereof, and no amendment, suspension or termination of this Plan shall alter or impair any rights or obligations under an outstanding Option without the consent of the holders of such outstanding Options.

     14. EFFECTIVE DATE OF PLAN.
     --------------------------

          This Plan shall be effective as of the date this Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock (the "Effective Date").

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